EXHIBIT 32
                                                                      ----------



     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
     SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned have executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the period ending March 31, 2007. The undersigned hereby certify that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   May 14, 2007               /s/Raul S. McQuivey
                                    ----------------------------
                                    Raul S. McQuivey
                                    President and Chief Executive Officer
                                    (Principal Executive Officer)



Dated:   May 14, 2007               /s/Sidney C. Hooper
                                    ----------------------------
                                    Sidney C. Hooper
                                    Chief Financial Officer and Treasurer
                                    (Principal Accounting Officer)